                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 1 to Registration Statement No. 333-71109 of InfoCure Corporation of our report dated January 15, 1999, (relating to The Healthcare Systems Division of The Reynolds and Reynolds Company) appearing in the Prospectus, which is a part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP

Dayton, Ohio
February 22, 1999